Fees Summary	Nov. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	6,974.28
Total Transaction Valuation	80,164,168.76
Total Offset Amount	0
Net Fee	$ 6,974.28
Offset Table N/A	N/A